Quantum-Si Presents Interim Proteus™ Data at World HUPO 2026 Demonstrating a Significant Step Change in Performance Compared to Platinum® Pro All measurable sequencing metrics show profound improvement over Platinum Pro BRANFORD, Conn., Sept. 28, 2026 (GLOBE NEWSWIRE) — Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), a proteomics company redefining protein analysis through single-molecule protein sequencing, today announced interim development results comparing its next-generation Proteus™ platform with its commercially available Platinum® Pro instrument. Using a developmental sequencing kit that detects 18 amino acids, Proteus significantly outperformed Platinum Pro across every key measure, from sequencing scale and accuracy to peptide identification and protein sequence coverage, even though the Proteus instrument, consumable, loading protocol and analysis software are still in development and not yet fully optimized. The data will be presented by Jeff Hawkins, President and Chief Executive Officer, at a lunchtime seminar at the 2026 World HUPO Congress in Singapore on Tuesday, September 29, 2026, at 12:15 Singapore Time (SGT) in Room 330. “These interim results show that Proteus is a fundamentally superior platform technology, not simply a larger version of Platinum Pro,” said Jeff Hawkins, President and Chief Executive Officer of Quantum-Si. “Proteus improves every fundamental driver of sequencing performance, including scale, signal quality, conversion and accuracy, and those gains compound into dramatically more data. What makes these results even more encouraging is that this Proteus system has not yet been fully optimized, and we expect further improvements ahead of launch.” In a control peptide study designed to evaluate fundamental performance independent of sample preparation, Proteus delivered a median of 30 times more alignments than Platinum Pro from a single chamber, identified all six control peptides in every run, and achieved a 4.8-fold lower median false discovery rate (1.36% in Proteus versus 6.58% in Platinum Pro). Based on these single-chamber results, the Company projects that a full four-chamber Proteus run could deliver approximately 60 times more alignments than a two-chamber Platinum Pro run. In protein mixtures prepared with a commercial library prep kit, Proteus identified 1.6 to 2.0 times more peptides than Platinum Pro. Further, in a 24-protein panel not previously sequenced on either platform, Proteus detected all 24 proteins, compared with an average of 20.3 on Platinum Pro, and detected 4.3 times more amino acids per run, with higher per-residue detection across the amino acids measured, including cysteine and histidine, which were detected only on Proteus. A copy of the presentation will be available in the Events & Presentations section of the Quantum-Si investor relations website, and an audio recording will be added once available. Exhibit 99.2

QUANTUM SI

Proteus delivers 30× more alignments from a single chamber run


1 · Platinum
2 · Platinum
3 · Platinum
4 · Platinum
1 · Proteus
2 · Proteus
3 · Proteus
4 · Proteus
164,493
156,349
115,454
111,778
4,432,569
4,364,311
3,546,412
3,824,511
0
4.5 M
30.1×
median reported alignments
4,094,411
Proteus median
135,901.5
Platinum median
QUANTUM SI
Source: 25merV2 primary & peptide alignment study.

Figure 1: Reported alignments per single-chamber run, control peptide study (n = 4 runs per platform)

Proteus delivers 4.3× greater coverage in a 24 plex protein mixture from a single chamber


Proteins detected
1.2×
20.3
24.0
Unique peptides per protein
1.7×
2.46
4.09
Total peptides
2.0×
66
134
Amino acids detected
4.3×
63,366
269,864
Platinum
Proteus
24 / 24
proteins detected on Proteus vs 20.3 on Platinum
SEQUENCE COVERAGE
270k vs 63k
amino acids detected per run
QUANTUM SI
Source: Protein-mix libraries, Proteus (KDB 8.1.1) vs Platinum (KDB 7.0.0).

Figure 2: 24-protein panel results from a single chamber, proteins not previously sequenced on either platform

About Quantum-Si Incorporated Quantum-Si is transforming proteomics with a benchtop platform that brings single-molecule protein analysis to every lab, everywhere. The Company’s platform enables real-time, kinetic- based detection and allows researchers to move beyond traditional, multistep workflows and directly access dynamic, functional protein insights with unparalleled resolution. By making protein analysis simpler, faster, and more informative, Quantum-Si is accelerating proteomic discoveries to improve the way we live. Learn more at quantum-si.com or follow us on LinkedIn or X. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and development and commercialization of products, services and applications, its anticipated cash runway, the anticipated timing of product launches and product capabilities, including the expected launch of Proteus in the second quarter of 2027, the expected performance of Proteus relative to Platinum Pro, including projected full-run performance, and the expected amino acid detection capabilities of Proteus, including the expected detection of all 20 amino acids in the commercial kit at launch, the Company’s current belief regarding remaining technical challenges associated with Proteus commercialization, the expected timing and successful completion of system integration, optimization, verification, validation and launch-readiness activities, the expected benefits of the Company’s development-process, organizational and cost-control actions, including the reduction in force, and any financial guidance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Many of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth and retain its key employees; the Company’s ongoing leadership transitions and succession planning; the Company’s ability to successfully implement organizational changes, including workforce reductions, cost-control actions and development- process improvements, without disrupting product development, launch readiness, employee retention or customer engagement; the possibility that additional technical, integration, performance, reliability, verification, validation or launch-readiness challenges may arise or take longer or cost more to address than expected; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product development and commercialization activities, including the use and benefit of artificial intelligence in these and other activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future, including Proteus; the potential attributes and benefits of the Company’s commercialized Platinum Pro protein sequencing instruments and kits and the Company’s other products (including Proteus) once commercialized; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing lease, license, manufacture and supply agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s defense and initiation of litigation matters; and other risks and uncertainties described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based. Investor and Media Contact Jeff Keyes Chief Financial Officer ir@quantum-si.com